International Advantage Fund a series of Van Kampen Equity Trust II

Exhibit 77I

Incorporated herein by reference to Post-Effective
Amendment No 10 to Registrants Registration Statement on
Form N-1A, File Number 333-75493, filed with the
SEC via Edgar on October 22, 2004.